UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 5, 2004

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000 (Former name or former address, if changed since last report)

Atlas Air, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000 (Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

ITEM 9. Regulation FD Disclosure.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
3rd Amendment to 2000 EETC Restructuring Agreement
3rd Amendment to 1999 EETC Restructuring Agreement
3rd Amendment to 1998 EETC Restructuring Agreement
OP Term Sheet

Item 9.	Regulation FD Disclosure.
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBITS

ITEM 9. REGULATION FD DISCLOSURE.

     As part of its ongoing restructuring efforts that commenced in March 2003 and that culminated with the filing of voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Florida in Miami on January 30, 2004, Atlas Air Worldwide Holdings, Inc. (“AAWH”) has announced that its wholly-owned subsidiary, Atlas Air, Inc. (“Atlas”), has entered into agreements with the holders of its Class A Enhanced Equipment Trust Certificates (“EETCs”) and with certain owner-participants that amend previously-agreed term sheets that, in turn, provide for the amendment to the terms of the underlying leases relating to the EETC financing transactions to be implemented in the Chapter 11 reorganization. Copies of these agreements are attached hereto as Exhibits 99.1-99.4. Execution of the original term sheet agreements was reported in AAWH’s Current Report on Form 8-K, dated September 12, 2003.

     In addition, Section 1110 Stipulations that provide for payments and other matters during the pendency of the bankruptcy case were filed with the Bankruptcy Court on February 5, 2004, and are available for public review either through the Bankruptcy Court or at www.atlasreorg.com, a web site maintained by AAWH.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:

EXHIBIT NO.	DESCRIPTION

99.1	Third Amendment to 2000 EETC Restructuring and Forbearance Term Sheet Agreement.

99.2	Third Amendment to 1999 EETC Restructuring and Forbearance Term Sheet Agreement.

99.3	Third Amendment to 1998 EETC Restructuring and Forbearance Term Sheet Agreement.

99.4	OP Term Sheet.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

DATE: February 5, 2004	By:	/s/ David W. Lancelot David W. Lancelot Senior Vice President & CFO

Atlas Air, Inc.

DATE: February 5, 2004	By:	/s/ David W. Lancelot David W. Lancelot Senior Vice President & CFO

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Third Amendment to 2000 EETC Restructuring and Forbearance Term Sheet Agreement.

99.2	Third Amendment to 1999 EETC Restructuring and Forbearance Term Sheet Agreement.

99.3	Third Amendment to 1998 EETC Restructuring and Forbearance Term Sheet Agreement.

99.4	OP Term Sheet.